                             BMC INDUSTRIES, INC.
                              PROFIT SHARING PLAN
                                1994 REVISION












































                            As Amended Effective Generally as of January 1, 1994

                             BMC INDUSTRIES, INC.
                             PROFIT SHARING PLAN
                                1994 REVISION

                              TABLE OF CONTENTS
                                                                           PAGE

ARTICLE I        Description and Purpose...................................  1

        1.1      Plan Name.................................................  1
        1.2      Plan Description..........................................  1
        1.3      Plan Purposes.............................................  1
        1.4      Plan Background...........................................  1

ARTICLE II       Eligibility...............................................  2

        2.1      Eligibility Requirements..................................  2
        2.2      Transfer Among Participating Employers or Business Units..  2
        2.3      Multiple Employment.......................................  2
        2.4      Reentry...................................................  2
        2.5      Condition of Participation................................  2
        2.6      Termination of Participation..............................  3

ARTICLE III      Contributions.............................................  4

        3.1      Amount of Participating Employer Contribution.............  4
        3.2      Eligibility for Participating Employer Contribution.......  4
        3.3      Allocation of Participating Employer Contribution.........  5
        3.4      Timing of Profit Sharing Contribution.....................  6
        3.5      Rollovers and Transfers...................................  6

ARTICLE IV       Accounts and Valuation....................................  8

        4.1      Establishment of Accounts.................................  8
        4.2      Valuation and Account Adjustment..........................  8
        4.3      Adjustment Accounting.....................................  8
        4.4      Allocations Do Not Create Rights..........................  8

ARTICLE V        Participant Investment Direction..........................  9

        5.1      Establishment of Investment Funds.........................  9
        5.2      Contribution Investment Directions........................  9
        5.3      Transfer Among Investment Funds........................... 10
        5.4      Investment Direction Responsibility Resides With
                 Participants.............................................. 10
        5.5      Beneficiaries and Alternate Payees........................ 10

ARTICLE VI       Withdrawals During Employment............................. 11

        6.1      Hardship Withdrawals from Profit Sharing Account.......... 11
        6.2      Rules for Withdrawals..................................... 11
        6.3      No Withdrawals from Rollover Account...................... 12

                                      i

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ARTICLE VII      Vesting and Forfeitures................................... 13

        7.1      Vesting................................................... 13
        7.2      Forfeiture Upon Distribution.............................. 14
        7.3      Other Forfeitures......................................... 15
        7.4      Reallocation of Forfeitures............................... 15

ARTICLE VIII     Distributions After Termination........................... 16

        8.1      Time and Form of Distribution............................. 16
        8.2      Beneficiary Designation................................... 19
        8.3      Assignment, Alienation of Benefits........................ 20
        8.4      Payment in Event of Incapacity............................ 21
        8.5      Payment Satisfies Claims.................................. 21
        8.6      Disposition if Distributee Cannot be Located.............. 21
        8.7      Direct Rollovers.......................................... 21

ARTICLE IX       Contribution Limitations.................................. 22

        9.1      Aggregate Defined Contribution Limitations................ 22
        9.2      Aggregate Defined Contribution/Defined Benefit
                 Limitations............................................... 22
        9.3      Administrator's Discretion................................ 23

ARTICLE X        Service Rules............................................. 24

        10.1     Computation Period........................................ 24
        10.2     Vesting Service........................................... 24
        10.3     Hour of Service........................................... 24
        10.4     One-Year Break in Service................................. 26
        10.5     Loss of Service........................................... 27
        10.6     Pre-Acquisition Service................................... 27

ARTICLE XI       Adoption, Amendment and Termination....................... 28

        11.1     Adoption by Affiliated Organizations...................... 28
        11.2     Authority to Amend and Procedure.......................... 28
        11.3     Authority to Terminate and Procedure...................... 28
        11.4     Vesting Upon Termination, Partial Termination or
                 Discontinuance of Contributions........................... 29
        11.5     Distribution Following Termination, Partial Termination or
                 Discontinuance of Contributions........................... 29

ARTICLE XII      Definitions, Construction and Interpretations............. 30

        12.1     Account................................................... 30
        12.2     Active Participant........................................ 30
        12.3     Administrator............................................. 30
        12.4     Affiliated Organization................................... 30
        12.5     Board..................................................... 30
        12.6     Beneficiary............................................... 30
        12.7     Code...................................................... 30
        12.8     Committee................................................. 31

                                      ii

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        12.9     Company................................................... 31
        12.10    Compensation.............................................. 31
        12.11    Disabled.................................................. 31
        12.12    Employee.................................................. 31
        12.13    Excess Compensation....................................... 31
        12.14    Fund...................................................... 31
        12.15    Governing Law............................................. 31
        12.16    Headings.................................................. 32
        12.17    Highly Compensated Employee............................... 32
        12.18    Normal Retirement Date.................................... 33
        12.19    Number and Gender......................................... 33
        12.20    Participant............................................... 33
        12.21    Participating Business Unit............................... 33
        12.22    Participating Employer.................................... 33
        12.23    Plan...................................................... 33
        12.24    Plan Rule................................................. 34
        12.25    Plan Year................................................. 34
        12.26    Profit Sharing Account.................................... 34
        12.27    Qualified Employee........................................ 34
        12.28    Rollover Account.......................................... 34
        12.29    Section 415 Wages......................................... 34
        12.30    Spousal Consent........................................... 34
        12.31    Termination of Employment................................. 35
        12.32    Treasury Regulations...................................... 35
        12.33    Trust..................................................... 35
        12.34    Trustee................................................... 35
        12.35    Valuation Date............................................ 35

ARTICLE XIII     Administration of Plan.................................... 36

        13.1     Named Fiduciary........................................... 36
        13.2     Committee................................................. 36
        13.3     Administrator............................................. 37
        13.4     Compensation and Expenses................................. 38
        13.5     Plan Rules................................................ 38
        13.6     Administrator's Discretion................................ 38
        13.7     Indemnification........................................... 38
        13.8     Benefit Claim Procedure................................... 39
        13.9     Correction of Errors...................................... 39

ARTICLE XIV      Miscellaneous............................................. 40

        14.1     Merger, Consolidation, Transfer of Assets................. 40
        14.2     Limited Reversion of Fund................................. 40
        14.3     Top-Heavy Provisions...................................... 40
        14.4     No Employment Rights Created.............................. 44
        14.5     Special Provisions........................................ 44

                             BMC INDUSTRIES, INC.
                              PROFIT SHARING PLAN
                                1994 REVISION


                                  ARTICLE I
                          DESCRIPTION AND PURPOSE

1.1 PLAN NAME. The name of the Plan is the "BMC Industries, Inc. Profit Sharing Plan."

1.2 PLAN DESCRIPTION. The Plan is a profit sharing plan that is intended to qualify under Code section 401(a) and to satisfy the requirements of Code section 401(l).

1.3 PLAN PURPOSES. The purposes of the Plan are to promote effort and cooperation on the part of Active Participants; to provide a measure of economic security to Active Participants by accumulating contributions for distribution upon retirement, as a supplement to other resources then available; and to permit Active Participants to share in the profits and growth of their Participating Employer.

1.4 PLAN BACKGROUND. (A) The Company adopted and established the Plan effective as of January 1, 1985. As so adopted and established, the Plan consisted of two component plans, a profit sharing plan and a money purchase pension plan, the terms of which were set forth in a single plan instrument.

      (B) The Vision-Ease Corporation adopted and established a profit sharing plan effective as of January 31, 1957 by way of an instrument entitled "The Vision-Ease Corporation Profit Sharing Trust." Effective as of January 1, 1976, the plan was restated in the manner set forth in the instrument entitled "The Vision-Ease Corporation Profit Sharing Plan - 1976 Revision." Effective as of January 1, 1979, the plan was again restated in the manner set forth in the 1979 Restatement. Effective as of October 26, 1982, The Vision-Ease Corporation was merged with and into Camelot Industries Corporation and in connection therewith sponsorship of the plan was assumed by Camelot Industries Corporation and the plan was amended and renamed "Camelot Industries Corporation Vision-Ease Division Profit Sharing Plan." Effective as of September 30, 1987, Camelot Industries Corporation was merged with and into the Company and in connection therewith sponsorship of the plan was assumed by the Company.

      (C) Effective as of December 31, 1988, the money purchase pension plan component of the Plan and the Camelot Industries Corporation Vision-Ease Division Profit Sharing Plan were merged with and into the profit sharing plan component of the Plan. For purposes of evidencing such merger and the terms of the continuing profit sharing plan and to bring the Plan into compliance with the provisions of the Tax Reform Act of 1986 and other applicable law, the Plan was restated in the manner set forth in the 1989 Revision.

      (D) Effective generally as of January 1, 1994, the Plan was restated in the manner set forth in this 1994 Revision to comply with changes in applicable law and make certain other miscellaneous changes.

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                                  ARTICLE II
                                 ELIGIBILITY

2.1 ELIGIBILITY REQUIREMENTS. (A) An Employee is eligible to participate in the Plan

            (1) on the date on which he or she first completes an Hour of Actual Service as a Qualified Employee for the purpose of having a rollover or transfer made on his or her behalf pursuant to Section 3.5, and

            (2) as of the January 1 that falls on or last precedes the last day of the first 12-month period of the type described in Section 10.1 during which he or she completes at least 1000 Hours of Service, if he or she is a Qualified Employee on that day, for the purpose of being eligible to share in the allocation of his or her Participating Employer's contributions pursuant to Article III.

      (B) If an Employee is not a Qualified Employee on the date on which he or she would otherwise be eligible to participate in the Plan for the purpose specified in Subsection (A)(2), he or she will become eligible to participate as of the January 1 that falls on or last precedes the first following date on which he or she completes an Hour of Actual Service as a Qualified Employee.

      (C) Notwithstanding Subsection (A)(2), in conjunction with an acquisition, the Company's Board may specify a special entry date for those Qualified Employees with respect to whom pre-acquisition service is taken into account pursuant to Section 10.6.

2.2  TRANSFER AMONG PARTICIPATING EMPLOYERS OR BUSINESS UNITS.  A
Participant who transfers from one Participating Employer or Business Unit to another Participating Employer or Business Unit as a Qualified Employee will participate in the Plan for the Plan Year during which the transfer occurs on the basis of his or her separate Compensation for the Plan Year from each such Participating Employer or Business Unit, as the case may be.

2.3 MULTIPLE EMPLOYMENT. A Participant who is simultaneously employed as a Qualified Employee with more than one Participating Employer or Business Unit will participate in the Plan as a Qualified Employee of all such Participating Employers or Business Units on the basis of his or her separate Compensation from each such Participating Employer or Business Unit, as the case may be.

2.4 REENTRY. An Active Participant who ceases to be a Qualified Employee will be eligible to resume active participation in the Plan as of the first following date on which he or she completes an Hour of Actual Service as a Qualified Employee.

2.5 CONDITION OF PARTICIPATION. Each eligible Qualified Employee, as a condition of participation, is bound by all the terms and conditions of the Plan and must furnish to the Administrator such pertinent information and execute such instruments as the Administrator may require.

2.6 TERMINATION OF PARTICIPATION. A Participant will cease to be such as of the later of the date on which
            (a)   he or she ceases to be a Qualified Employee, or

            (b) all benefits, if any, to which he or she is entitled under the Plan have been distributed.

                                 ARTICLE III
                                CONTRIBUTIONS


3.1 AMOUNT OF PARTICIPATING EMPLOYER CONTRIBUTION. (A) Subject to the limitations set forth at Article IX, for each Plan Year each Participating Employer will make a basic contribution under the Plan, from its annual earnings or profits for the Plan Year or from its accumulated earnings or profits, in an amount equal to three percent of the aggregate Compensation for the Plan Year of all Participants eligible to share in the contribution pursuant to Section 3.2; provided, that, to the extent the Participating Employer is prevented from making all or any portion of such contribution for any Plan Year because its current or accumulated earnings or profits are inadequate, the Participating Employer may, in its sole discretion, make such contribution in its entirety, or make any specified portion thereof, notwithstanding such inadequacy.

      (B) Subject to the limitations set forth at Article IX, for each Plan Year each Participating Employer will make an additional contribution under the Plan for each of the Participating Employer's Participating Business Units, other than the glass lens organization unit within the Vision-Ease Lens Participating Business Unit, which is expressly covered by the provisions of Subsection (C), from its annual earnings or profits for such Plan Year or from its accumulated earnings or profits, in the amount, if any, separately determined by the Participating Employer's Board for each Participating Business Unit based upon the differing annual profit performance of such Participating Business Units.

      (C) Notwithstanding Subsection (B), and subject to the limitations set forth at Article IX, for each Plan Year the Company will make an additional contribution under the Plan with respect to the glass lens organization unit of the Vision-Ease Lens Participating Business Unit, from its annual earnings or profits for such Plan Year or from its accumulated earnings or profits, in an amount calculated in the manner set forth in Appendix A to the Plan.

      (D) Subject to the limitations set forth at Article IX, for each Plan Year a Participating Employer may contribute with respect to any Participating Business Unit any additional amount determined by its Board to be advisable to assist the Plan in satisfying any requirement imposed by the Code or Treasury Regulations.

3.2 ELIGIBILITY FOR PARTICIPATING EMPLOYER CONTRIBUTION. To be eligible to share in a Participating Employer's contribution for a particular Plan Year, a Participant must have entered the Plan as a Participant pursuant to Section 2.1(A)(2) as of a date within or before the Plan Year, received Compensation for the Plan Year from the Participating Employer with respect to a period during which he or she was an Active Participant employed by the Participating Employer and either -

            (a) completed at least 1000 Hours of Service during the Plan Year and been employed with an Affiliated Organization on the last day of the Plan Year, or

            (b)   terminated employment during the Plan Year

                  (i)   at or after his or her Normal Retirement Date

                  (ii)  on account of his or her death or

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                  (iii) on account of his or her becoming Disabled or

                  (iv) following his or her attainment of age 60 if the sum of his age and years of Vesting Service equals or exceeds 65;

      provided, that this condition will be applied only once with respect to a Participant, such sole application being made for the Plan Year during which this clause first applies and the conditions under clause (a) are not satisfied.

3.3 ALLOCATION OF PARTICIPATING EMPLOYER CONTRIBUTION. (A) Subject to the limitations set forth at Article IX, a Participating Employer's contribution for a Plan Year will be allocated among Participants who have satisfied the eligibility conditions under Section 3.2 as follows:

            (1) The portion of the contribution described in Section 3.1(A) will be allocated to each eligible Participant in the same proportion that his or her Compensation for the Plan Year bears to the aggregate Compensation for the Plan Year of all Participants eligible to share in that portion of the Participating Employer's contributions.

            (2) The portion of the contribution described in Section 3.1(B) with respect to a given Participating Business Unit will be allocated to each eligible Participant who received Compensation for the Plan Year with respect to services for the Participating Business Unit (other than administrative services with respect to which he or she is included in the Corporate Participating Business Unit unless the contribution relates to the Corporate Participating Business Unit) as follows:

                  (a) An amount equal to three percent of his or her Excess Compensation for the Plan Year. If, however, such contribution is less than 3 percent of the aggregate Excess Compensation of all eligible Participants in his or her Participating Business Unit, such contribution will be allocated to each eligible Participant in the same proportion that his or her Excess Compensation for the Plan Year bears to the aggregate Excess Compensation for the Plan Year of all eligible Participants in his or her Participating Business Unit.

                  (b) To the extent the contribution is not exhausted after it has been allocated under clause (a), each eligible Participant's share of the remainder will be an amount equal to 2.7 percent of the sum of his or her Compensation plus his or her Excess Compensation for the Plan Year. If, however, such contribution is less than 2.7 percent of the aggregate sum of the Compensation plus Excess Compensation of all eligible Participants in his or her Participating Business Unit, such contribution will be allocated to each eligible Participant in the same proportion that the sum of his or her Compensation plus his or her Excess Compensation for the Plan Year bears to the sum of the aggregate Compensation plus the aggregate Excess Compensation for the Plan Year of all eligible Participants in his or her Participating Business Unit.

                  (c) To the extent the contribution is not exhausted after it has been allocated pursuant to clauses (a) and (b), the balance, if any, will be allocated to each eligible Participant in the same proportion that his or her Compensation bears to the aggregate Compensation for the Plan Year of all eligible Participants in his or her Participating Business Unit.

            (3) The portion of the contribution described in Section 3.1(C) will be allocated to each eligible Participant who received Compensation for the Plan Year with respect to services for the glass lens organization unit of the Vision-Ease Lens Participating Business Unit (other than administrative services with respect to which he or she is included in the Corporate Participating Business Unit) in the same proportion that his or her Compensation for the Plan Year bears to the aggregate Compensation for the Plan Year of all such eligible Participants.

            (4) The portion of the contribution described in Section 3.1(D) will be allocated to each eligible Participant who received Compensation for the Plan Year with respect to services for the Participating Business Unit to which the portion of the contribution relates (other than administrative services with respect to which he or she is included in the Corporate Participating Business Unit unless the contribution relates to the Corporate Participating Business Unit) and who is not a Highly Compensated Employee in the same proportion that his or her Compensation for the Plan Year bears to the aggregate Compensation for the Plan Year of all eligible Participants in the Participating Business Unit who are not Highly Compensated Employees.

      (B) Any contribution made prior to completion of the allocation of such contribution among eligible Participants will be carried in a suspense account until the allocation is made, but the allocation, when made, will be made as of the last day of the Plan Year for which such contribution is made. The Trustee will invest the suspense account balance in accordance with Plan Rules and any earnings or losses attributable to such suspense account will be allocated at the same time and in the same manner as the contribution.


3.4 TIMING OF PROFIT SHARING CONTRIBUTION. A Participating Employer's contribution for a Plan Year, if any, will be paid to the Trustee on such date or dates during or following the Plan Year as the Participating Employer may elect but in no case more than 12 months after the end of the Plan Year.

3.5 ROLLOVERS AND TRANSFERS. (A) An Active Participant may, with the prior consent of the Administrator, contribute to the Trust, within 60 days of receipt,

            (1) the balance of an individual retirement account to which the only contributions have been one or more "eligible rollover distributions," within the meaning of Code section 402(c)(4), from a plan qualified under Code section 401(a), or

            (2)   an eligible rollover distribution from such a qualified plan.

      (B) With the prior consent of the Administrator, the accounts under another plan qualified under Code section 401(a) of an Active Participant may be transferred directly to the Trust. Other than in connection with an acquisition, such a transfer will not be permitted if, as a result of the transfer, the Plan would be required to provide any option with respect to the form or time of distribution or any other right, benefit or feature not available under the Plan prior to the transfer.

      (C) Other than in connection with an acquisition, any contribution or transfer to the Trust pursuant to Subsection (A) or (B) must be made in cash and will be credited to the Active Participant's Rollover Account.

                                  ARTICLE IV
                           ACCOUNTS AND VALUATION

4.1 ESTABLISHMENT OF ACCOUNTS. The following Accounts will be established and maintained for each Participant:

            (a) A Profit Sharing Account, to which there will be added Participating Employer contributions made on the Participant's behalf, the Participant's share of forfeitures with respect to Plan Years ending before January 1, 1994, the Participant's share of employer money purchase contributions made under provisions of the Plan in effect prior to January 1, 1989 and, with respect to any Participant who participated in the Camelot Industries Corporation Vision-Ease Division Profit Sharing Plan prior to January 1, 1989, the balance of his or her basic account under such plan as of December 31, 1988;

            (b) A Rollover Account, to which there will be added rollover or trust-to-trust transfers made by or on behalf of the Participant, and with respect to any Participant who participated in the Camelot Industries Corporation Vision-Ease Division Profit Sharing Plan prior to January 1, 1989 for whom a rollover account had been established under the provisions of such plan, the balance of such account as of December 31, 1988.

One or more additional accounts may be established for any Participant or group of similarly situated Participants in connection with the merger of another plan into the Plan, in which case provisions of the Plan applicable solely to such Accounts will be set forth on an exhibit to the Plan in accordance with Section 14.5.

4.2 VALUATION AND ACCOUNT ADJUSTMENT. (A) As of the close of business on each Valuation Date, each Participant's Accounts within each investment fund established pursuant to Section 5.1 will be separately adjusted in a uniform and equitable manner to reflect income, expenses, gains and losses of the investment fund, as well as withdrawals and distributions since the last prior adjustment.

      (B) The Administrator may from time to time cause Participants' Accounts to be adjusted in accordance with Subsection (A) on any interim Valuation Date where the Administrator deems such adjustment to be necessary to prevent inequitable results because of extraordinary increases or decreases in the value of the Fund since the last preceding Valuation Date or other events.

4.3 ADJUSTMENT ACCOUNTING. The adjustments made under Section 4.2 will be set forth in the accounting rendered as of the Valuation Date for which they were made.

4.4 ALLOCATIONS DO NOT CREATE RIGHTS. The fact that amounts are added to the Accounts of a Participant does not vest in the Participant any right, title or interest in or to any portion of the Fund except at the time or times and upon the terms and conditions expressly set forth in the Plan. Notwithstanding any addition to an Account, the issuance of any statement or the distribution of all or any portion of an Account balance, the Administrator may cause the Account to be adjusted to the extent necessary to correct any error in such Account, whether caused by a misapplication of any provision of the Plan or otherwise, and may recover from any distributee the amount of any excess distribution. Any such adjustment will be made within a reasonable time after the error is discovered.

                                  ARTICLE V
                      PARTICIPANT INVESTMENT DIRECTION

5.1  ESTABLISHMENT OF INVESTMENT FUNDS.  (A) In order to allow each
Participant to determine the manner in which his or her Accounts will be invested, the Trustee will maintain, within the Trust, three or more separate investment funds of such nature and possessing such characteristics as the Committee may specify from time to time. Each Participant's Accounts will be invested in the investment funds in the proportions directed by the Participant in accordance with the procedures set forth in Sections 5.2 and 5.3. The Committee may, from time to time, establish additional investment funds or eliminate any existing investment fund.

      (B) Notwithstanding any other provision of the Plan to the contrary, the Committee may suspend Participant investment activity (including such activity in connection with withdrawals and distributions) in any or all investment funds, or impose special rules or restrictions of uniform application, for a period determined by the Committee to be necessary in connection with

            (1)   the establishment or termination of any investment fund,

            (2) the receipt by the Trustee from, or transfer by the Trustee to, another trust of account balances pursuant to Section 3.5 or 8.7 in connection with an acquisition or divestiture or otherwise,

            (3)   a change of Trustee or investment manager, or

            (4) such other circumstances determined by the Committee as making such suspension or special rules or restrictions necessary or appropriate.

5.2 CONTRIBUTION INVESTMENT DIRECTIONS. (A) In conjunction with his or her enrollment in the Plan, a Participant must direct the manner in which contributions to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. The direction must be made in accordance with and is subject to Plan Rules. To the extent a Participant fails to direct the investment of contributions to his or her Accounts, the contributions will be invested in accordance with Plan Rules.

      (B) A Participant may direct a change in the manner in which future contributions to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. The direction must be made in accordance with and is subject to Plan Rules and will be effective as of the January 1 or July 1 that next follows by at least 30 days (or such shorter period as the Plan Rules may allow) after the date on which the Administrator receives the direction from the Participant.

      (C) Contributions made prior to a date on which they may be invested in the investment fund directed by the Participant will be invested in short-term investments until such date, at which time the contributions will be invested in the appropriate investment fund or funds in accordance with the Participant's directions. Any income realized from such short-term investments will be allocated in a uniform and equitable manner among the investment funds in which such contributions are invested.

5.3 TRANSFER AMONG INVESTMENT FUNDS. (A) A Participant who is an Employee may direct the transfer of his or her Accounts among the investment funds maintained pursuant to Section 5.1. The direction must be made in accordance with and is subject to Plan Rules and will be effective on or as soon as administratively practicable after the January 1 or July 1 that next follows by at least 30 days (or such shorter period as the Plan Rules allow) after the date on which the Administrator receives the direction from the Participant. Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

      (B) The vested Account balances of any Participant who has terminated employment with all Affiliated Organizations (including contributions, if any, allocated to such Account following such termination of employment) will, as of the January 1 or July 1 that first follows the Participant's termination of employment, be transferred to the investment fund under Section 5.1 that provides for a fixed return on principal. If there is more than one such investment fund then in effect, the Plan Rules will specify from among such funds that fund to which all transfers pursuant to this Subsection (B) will be made.

      (C) Plan Rules may impose uniform limitations and restrictions applicable to transfers into and out of specific investment funds.

5.4 INVESTMENT DIRECTION RESPONSIBILITY RESIDES WITH PARTICIPANTS. Neither any Affiliated Organization, the Administrator, the Committee nor the Trustee has any authority, discretion, responsibility or liability with respect to a Participant's selection of the investment funds or other directed investments in which his or her Account will be invested, the entire authority, discretion and responsibility for, and any results attributable to, the selection being that of the Participant.

5.5 BENEFICIARIES AND ALTERNATE PAYEES. Solely for purposes of this article, the term "Participant" includes the Beneficiary of a deceased Participant and an alternate payee under a qualified domestic relations order within the meaning of Code section 414(p) unless otherwise provided in such order, but only after

            (1) the Administrator has determined the identity of the Beneficiary and the amount of the Account balance to which he or she is entitled in the case of a Beneficiary of a deceased Participant, or

            (2) the Administrator has, in accordance with Plan Rules, made a final determination that the order is a qualified domestic relations order and all rights to contest such determination in a court of competent jurisdiction within the time prescribed by Plan Rules have expired or been exhausted in the case of an alternate payee.

                                  ARTICLE VI
                       WITHDRAWALS DURING EMPLOYMENT

6.1 HARDSHIP WITHDRAWALS FROM PROFIT SHARING ACCOUNT. (A) Subject to the provisions of Section 6.2, a Participant who is employed with the glass lens organization unit of the Vision-Ease Lens Participating Business Unit may make a withdrawal from his or her Profit Sharing Account in an amount not in excess of the lesser of (1) the amount by which his or her vested Profit Sharing Account balance as of the last preceding Valuation Date exceeds the total amount of contributions allocated to his Profit Sharing Account during the two Plan Years immediately preceding the date of the withdrawal distribution or (2) the amount required to satisfy the hardship; provided, that in no event may a Participant withdraw the portion of his Profit Sharing Account balance, if any, attributable to reallocated forfeitures of money purchase pension contributions made under the provisions of the Plan in effect prior to January 1, 1989. Such withdrawal will be made only if the Administrator determines that the Participant has suffered an economic hardship as a result of expenses of medical or hospital care attributable to the sickness, accident or other disabling cause affecting the Participant, or a member of his or her family who is dependent on the Participant for care or support, or has suffered such other financial emergency of a nature that he or she is confronted by impending financial ruin or his or her family's stability is clearly endangered by present or impending want or privation.

      (B) The Administrator's determination of the existence of a Participant's financial hardship and the amount that may be withdrawn to satisfy the need created by such hardship will be made in accordance with Treasury Regulations, and is final and binding on the Participant. The Administrator may require the Participant to make representations and certifications concerning his or her entitlement to a withdrawal pursuant to this section and is entitled to rely on such representations and certifications unless the Administrator has actual knowledge to the contrary. The Administrator is not obligated to supervise or otherwise verify that amounts withdrawn are applied in the manner specified in the Participant's withdrawal application.

6.2  RULES FOR WITHDRAWALS.

      (A) A withdrawal distribution will be made only upon the Administrator's receipt from the Participant of a complete and accurate written application on a form provided by the Administrator.

      (B) A withdrawal will be made among the investment funds in which the Account is invested according to the Participant's specifications.

      (C) No withdrawal distribution will be permitted unless,during the 90-day period ending on the date of the withdrawal distribution, the Participant's spouse consents to the distribution on a form provided by the Administrator.

      (D) All withdrawal distributions will be made by check drawn on the Trust as soon as administratively practicable after the Administrator's determination that a Participant is entitled to receive the withdrawal distribution and will be based on the balance of the Participant's Account as of the Valuation Date that last precedes the date of the withdrawal distribution.

      (E) The provisions of Section 8.7 apply to any withdrawal distribution after December 31, 1992 that constitutes an eligible rollover distribution within the meaning of Code section 402(c)(4).

      (F) In the case of a withdrawal distribution to a Participant who does not have a fully vested interest in his or her Profit Sharing Account at the time of the withdrawal, the vested portion of the Account after the withdrawal distribution will be determined in accordance with Section 7.3(B).

6.3 NO WITHDRAWALS FROM ROLLOVER ACCOUNT. No Participant may withdraw any portion of the balance of his or her Rollover Account.

                                 ARTICLE VII
                          VESTING AND FORFEITURES

7.1 VESTING. (A) Each Participant, at all times, has a fully vested nonforfeitable interest in his or her Rollover Account.

      (B) A Participant will acquire a fully vested nonforfeitable interest in his or her Profit Sharing Account upon attaining his or her Normal Retirement Date while he or she is an Employee.

      (C) A Participant will acquire a fully vested nonforfeitable interest in his or her Profit Sharing Account if he or she dies or becomes Disabled while he or she is an Employee.

      (D) A Participant will acquire a fully vested nonforfeitable interest in his or her Profit Sharing Account upon the Participant's termination of employment following the Participant's attainment of age 60 if the sum of his or her age and years of Vesting Service equals or exceeds 65.

      (E) A Participant will acquire a fully vested nonforfeitable interest in his or her Profit Sharing Account upon the Participant's termination of employment if the Affiliated Organization, Participating Business Unit, business unit, location or division at which the Participant is employed, permanently ceases operations or is sold or otherwise transferred through sale of stock or of business and assets, in such manner that it no longer is, or is no longer owned by, an Affiliated Organization.

      (F) A Participant will acquire a fully vested nonforfeitable interest in his or her Profit Sharing Account upon a Change in Control with respect to the Company, which for purposes of this subsection means any of the following:

            (1) The sale, lease, exchange, or other transfer of all or substantially all of the assets of the Company, in one transaction or in a series of related transactions, to any Person:

            (2) The approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

            (3) Any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of 50 percent or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors;

            (4) Individuals who constitute the Company's Board of Directors on January 1, 1994 (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to January 1, 1994 whose election, or nomination for election, by the Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) will, for purposes of this clause (4), be deemed to be a member of the Incumbent Board; or

            (5) A change in control of a nature that is determined by independent legal counsel to the Company to be required to be reported (assuming such event has not been "previously reported") in response to
      Item 1(a) of the Current Report on Form 8-K, as in effect on January 1, 1994, pursuant to section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement.

For purpose of applying the foregoing, the term "Person" means and includes any individual, corporation, partnership, group, association or other "person," as such term is used in section 14(d) of the Exchange Act, other than the Company, a wholly-owned subsidiary of the Company or any employee benefit plan(s) sponsored by the Company or a wholly-owned subsidiary of the Company.

      (G) A Participant whose Profit Sharing Account is not otherwise fully vested pursuant to Subsections (B), (C), (D), (E) or (F), will acquire a fully vested nonforfeitable interest in his or her Profit Sharing Account upon his or her completion of five (5) years of Vesting Service; provided that each Participant whose basic account balance under the Camelot Industries Corporation Vision-Ease Division Profit Sharing Plan was transferred to his or her Profit Sharing Account in connection with the merger of such plan with and into this Plan, will acquire a vested interest in his or her Profit Sharing Account balance to the extent set forth in the following schedule:

                                               VESTED
                  YEARS OF VESTING SERVICE    INTEREST
                  ------------------------    --------
                  Less Than Two Years             0%
                  Two Years                      10%
                  Three Years                    20%
                  Four Years                     30%
                  Five or More Years            100%


7.2 FORFEITURE UPON DISTRIBUTION. (A) If the entire vested balance of a Participant's Accounts is distributed not later than the last day of the second Plan Year following the Plan Year during which his or her employment terminates, and if the amount of such distribution was not more than $3500 or the distribution was made with the Participant's consent, the nonvested portion of the Participant's Profit Sharing Account will, at the time of such distribution, be forfeited. A Participant who has no vested interest in his or her Profit Sharing Account at termination of employment will be deemed to have received distribution of the entire vested balance in such Account upon such termination.

      (B) If a Participant described in Subsection (A)(1) received a distribution of less than the entire balance of his or her Accounts, (2) resumes employment with a Participating Employer as a Qualified Employee, and (3) repays to the Trustee the full amount distributed before the earlier of (a) five years following the date of reemployment as a Qualified Employee or (b) the date on which he or she incurs five consecutive One-Year Breaks in Service following the distribution, the amount of any forfeitures pursuant to Subsection (A) will be restored to the Participant's Profit Sharing Account, unadjusted for any change in Fund value occurring after the Valuation Date immediately preceding the distribution. The restoration will be made from forfeitures that arise for the Plan Year for which the restoration is to be made. To the extent such forfeitures are insufficient for such purpose, the Participating Employer with whom the Participant was last employed as a Qualified Employee will contribute the amount required to restore the Account. A Participant described in the last sentence of Subsection (A) who is reemployed prior to incurring five consecutive One Year Breaks in Service following the distribution will be deemed to have repaid his or her deemed distribution upon his or her reemployment as a Qualified Employee.

7.3 OTHER FORFEITURES. (A) Except as provided in Section 7.2, the nonvested portion of a Participant's Profit Sharing Account will continue to be held in a subaccount until the Participant incurs five consecutive One-Year Breaks in Service, at which time the subaccount balance will be forfeited. If the Participant resumes employment with an Affiliated Organization prior to incurring five consecutive One-Year Breaks in Service, the subaccount will be disregarded and its balance will be included in the Participant's Profit Sharing Account balance.

      (B) A Participant's vested interest in his or her Profit Sharing Account balance following a resumption of employment in accordance with the last sentence of Subsection (A) at any given time will not be less than the amount "X" determined by the formula: X = P(AB + (R x D)) - (R x D), where P is the Participant's vested percentage at the time of determination; AB is the Account balance at the time of determination; D is the amount of the distribution; and R is the ratio of the Account balance at the time of determination, to the balance immediately following the distribution.

7.4  REALLOCATION OF FORFEITURES.  All forfeitures occurring under this article in a Plan Year will be allocated as of the last day of the Plan Year as follows:

            (1) The forfeitures will first be applied to restore the Profit Sharing Accounts of Participants as provided in Section 7.2(B); and

            (2) Any remaining forfeitures will be used to reduce the Profit Sharing Contribution that each Participating Employer makes pursuant to
      Section 3.1.

                                 ARTICLE VIII
                      DISTRIBUTIONS AFTER TERMINATION

8.1 TIME AND FORM OF DISTRIBUTION. (A) Following a Participant's termination of employment or earlier attainment of age 70-1/2, the Trustee will distribute to the Participant or, if the Participant has died, to his or her Beneficiary, the aggregate vested balance of the Participant's Accounts. The amount of any such distribution made in the form of a lump sum payment, or the amount that is applied to purchase an annuity contract in accordance with Subsection (D), as the case may be, will be equal to the balance of the Participant's Accounts as of the Valuation Date that coincides with or last precedes the distribution date increased by contributions added to the Participant's Account and decreased by the amount of any withdrawals and distributions since such Valuation Date through the date of the distribution. A lump sum distribution may be made in two payments, the first in an amount equal to the vested balance of the Participant's Accounts as of the Valuation Date that last precedes the distribution date and the second in an amount equal to the vested portion of the Accounts attributable to the period after such Valuation Date through the date of the first distribution. The two payments will be considered a single distribution for the purpose of applying clause (1). Subject to the remaining subsections of this section and Section 8.7, distribution will be made in accordance with the following provisions-

            (1) If the aggregate vested balance of the Participant's Accounts at the time of the distribution is not more than $3500 distribution to the Participant, or the Participant's Beneficiary in the case of his or her death, will be made in the form of a lump sum payment as soon as administratively practicable following the Participant's termination of employment or, if the Participant's employment has not terminated, following the date on which the Participant attains age 70-1/2. This clause will not apply, however, if the aggregate vested balance of the Participant's Accounts exceeded $3500 at the time of any previous distribution to the Participant.

            (2) If clause (1) does not apply, distribution to the Participant will be made in the form determined pursuant to Subsection (D). The distribution will be made or commence, according to the Participant's election on a form provided by the Administrator, on such date as the Participant specifies following his or her termination of employment, which date may not be later than the date specified under Subsection
      (C)(1) unless the Participant elects to defer the distribution in the manner described in Subsection (B).

            (3) Subject to clause (1) above and Subsection (D)(4), any distribution to the Participant's Beneficiary will be made at such time or times and in such manner as the Beneficiary elects in accordance with Subsection (F).

      (B) Subject to the provisions of the other subsections of this section, a Participant described in Subsection (A)(2) may elect to defer commencement of his or her distribution under the Plan by providing the Administrator a written, signed statement indicating in which of the available forms the benefit will be paid and specifying the date on which the payment is to be made or commence, provided such date may not be later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2. Such deferral election must be provided not later than the thirtieth day (or such later date as Plan Rules may allow) after the close of the Plan Year during which there occurs the later of the Participant's termination of employment or sixty-fifth birthday. Plan Rules may permit a Participant to modify any such election in any manner determined by the Committee to be consistent with Code section 401(a)(14) and Treasury Regulations thereunder and the other provisions of this section.

      (C) Distribution to the Participant will be made, or commence, not later than the earlier of -

            (1) the sixtieth day following the close of the Plan Year during which there occurs the later of --

                  (a)   the date of his or her termination of employment, or

                  (b)   his or her sixty-fifth birthday; or

            (2) the April 1 of the calendar year following the calendar year during which he or she attains age 70-1/2.

      (D) (1) Unless a Participant described in Subsection (A)(2) otherwise elects in accordance with the provisions of clause (3), the Trustee will, with the vested portion of the Participant's Accounts, purchase and distribute to the Participant an annuity contract that provides for payments for the life of the Participant if the Participant is not married on his or her "annuity starting date," within the meaning of Code section 417(f)(2), on the date on which distribution would otherwise be made to him under the Plan or, if the Participant is then married, for payments for the life of the Participant, with not less than 50 percent and not more than 100 percent of the amount of such payments, as specified by the Participant on a form provided by the Administrator, continuing after the Participant's death for the life of such spouse; provided, first, that each qualified joint and survivor option payable under such annuity contract will be actuarially equivalent to each other option based upon reasonable actuarial assumptions specified in the contract; and, second, that if a Participant does not otherwise elect, the benefit payable under the annuity contract with respect to a married Participant will be payments for his life with 50 percent of the amount of such payments continuing thereafter for the life of such spouse.

            (2) Each qualified joint and survivor annuity contract purchased for a Participant will provide for payment of benefits commencing at such time as the Participant elects; provided, that distribution of benefits under such contract will conform to the requirements of the other subsections of this section, applied as if such qualified joint and survivor contract constituted the Participant's vested Accounts. No such contract may be subject to transfer or to exchange for another annuity contract that does not conform to the requirements of this Subsection (D). No such qualified joint and survivor contract may be subject to surrender or encumbrance without the consent of the Participant's spouse.

            (3) A Participant whose benefit would otherwise be paid in the form of an annuity contract described in clause (1) may elect to receive a lump sum payment or installment payments in lieu of such qualified joint and survivor annuity contract. The Participant's election must be in writing, in form prescribed by the Administrator; must be made within the 90-day period ending on the Participant's annuity starting date; may be revoked and a new election made any number of times during the election period; and will not be effective unless the Participant's spouse consents to such lump sum payment or installment payments, as the case may be.

            (4) If a Participant dies prior to his or her annuity starting date and is married on the date of his or her death, the Administrator will, with the vested balance of the Participant's Account, purchase and distribute to the Participant's surviving spouse a nontransferable annuity contract that provides payments to the surviving spouse for life, commencing at such time not later than the date on which the Participant would have attained age 70-1/2 as such spouse elects; provided, that this clause (4) will not apply if -

                  (a) the Participant's spouse elects, in a written, signed statement delivered to the Administrator prior to the purchase of the annuity contract, to receive the balance of the Participant's Account in a lump sum payment or installment payments in accordance with the provisions of Subsection (F), or

                  (b) the Participant elected, by a signed written statement delivered to the Administrator within the period commencing on the first day of the Plan Year in which he or she attained age 35 and ending on the date of his or her death, to waive the provisions of this clause (4), and the Participant's spouse consented to such election; provided that a Participant may, at any time and any number of times, by signed written notice delivered to the Administrator during the Participant's lifetime, revoke any election made under this clause (b), and may make a new election following any such revocation.

            (5) Distribution of any annuity contract pursuant to the foregoing provisions of this Subsection (D) satisfies in full any claims that the Participant or his or her spouse may have under the Plan, and neither any Affiliated Organization, the Trustee nor the Administrator is responsible to any extent with respect to any payments to which the Participant or his or her spouse may be entitled under such annuity contract.

            (6) The provisions of this Subsection (D) apply notwithstanding and supersede any designation by a married Participant of any primary Beneficiary other than his or her spouse which designation is not made either in conjunction with an election pursuant to clause (3) or (4)(b) of this Subsection (D), as the case may be, or thereafter with the spouse's consent.

      (E) If a Participant described in Subsection (A)(2) elects to receive his or her distribution in the form of installment payments, such installments will be substantially equal in amount and will be made on a monthly, quarterly, semi-annual or annual basis, for a period not extending beyond either the Participant's life expectancy or the life expectancy of the Participant and his or her Beneficiary; and, if the Participant's Beneficiary is not his or her spouse, the period over which such payments are to be made will be determined by reference to the applicable table of joint life expectancies set forth in Treasury Regulation section 1.401(a)(9)-2. Prior to April 1 of the calendar year following the calendar year during which he or she attains age 70-1/2, the Participant may elect, in writing to the Administrator, whether the life expectancies for the Participant and his or her spouse are to be recalculated on an annual basis for purposes of determining the amount of each installment payment hereunder. Any such election will become irrevocable as of the date specified above. If no such election is made, the life expectancies of the Participant and his or her spouse will not be recalculated.

      (F) Subject to Subsections (A)(1) and (D), if a Participant dies before receiving the full amount to which he or she is entitled, the amount remaining will be distributed to the Participant's

Beneficiary at such time or times and in such manner as the Beneficiary elects, subject, however to the following rules:

            (1) If the Participant dies after April 1 of the calendar year following the calendar year during which he or she attains age 70-1/2, distribution will be made to the Beneficiary at a rate that would result in the benefit being distributed at least as rapidly as if distribution were made at the same rate as was in effect immediately prior to the Participant's death;

            (2) If the Participant dies before April 1 of the calendar year following the calendar year during which he or she attains age 70-1/2, distribution will, at the Beneficiary's election, be made either -

                  (a) in a lump sum payment no later than December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death, or

                  (b) in installments, commencing no later than December 31 of the calendar year immediately following the calendar year in which the Participant died (unless the Beneficiary is the Participant's spouse, in which case payments shall begin no later than such date specified above or December 31 of the calendar year in which the Participant would have attained age 70-1/2 if he or she had lived), and being paid over a period not exceeding the Beneficiary's remaining life expectancy, (as determined on the basis of the Beneficiary's age as of the date on which payments are required to commence under this clause (2) and, if the Beneficiary is the Participant's surviving spouse, as redetermined on an annual basis if so elected by such surviving spouse).

      A Beneficiary's election with respect to the time and manner in which any amount remaining at the Participant's death will be distributed must be made no later than the earlier of the dates set forth in clause 2(a) and
      (b) above, and shall be irrevocable following such date. If the Beneficiary fails to make an election under clause (2), distribution will be made in the manner set forth at clause (2)(a). If the Participant's spouse is the Beneficiary and dies after the Participant's death but before distributions to such spouse have commenced, the foregoing rules will be applied as if the surviving spouse were the Participant, including the substitution of the surviving spouse's date of death for the Participant's date of death; provided, that the alternative commencement date in clause (2)(b) relating to the date on which the Participant would have attained age 70-1/2 had he or she lived will not be available.

      (G) Notwithstanding any other provision of the Plan to the contrary, distributions (including payments made under an annuity contract distributed pursuant to Subsection (D)) will be made in accordance with regulations issued under Code section 401(a)(9), including Treasury Regulation section 1.401(a)(9)-2, and any provisions of the Plan reflecting Code section 401(a)(9) takes precedence over any distribution options in the Plan that are inconsistent with Code section 401(a)(9).

8.2 BENEFICIARY DESIGNATION. (A) (1) Each Participant may designate, on a form provided by the Administrator, one or more persons to be primary Beneficiaries or alternative Beneficiaries for all or a specified fractional part of his or her aggregate Accounts and may change or revoke any such designation from time to time. No such designation, change or revocation will be effective unless executed by the Participant and received by the Administrator during the Participant's lifetime. Except as provided in Subsection (B), no such change or revocation will require the consent of any person.

            (2)   If a Participant

                  (a)   fails to designate a Beneficiary, or

                  (b) revokes a Beneficiary designation without naming another Beneficiary, or

                  (c) designates as Beneficiaries one or more persons none of whom survives the Participant,

      for all or any portion of the Participant's Accounts, such Accounts or portion will be distributed to the first class of the following classes of automatic Beneficiaries that includes a member surviving the Participant:

                  Participant's spouse;
                  Participant's issue, per stirpes and not per capita; Participant's parents;
                  Participant's brothers and sisters;
                  Representative of Participant's estate.

            (3) When used in this section and, unless the designation otherwise specifies, when used in a Beneficiary designation: the term "per stirpes" means in equal shares among living children and the issue (taken collectively) of each deceased child, with such issue taking by right of representation; "children" means issue of the first generation; and "issue" means all persons who are descended from the person referred to, either by legitimate birth or legal adoption. The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, will become fixed as of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary, any remaining payments will be made to the representative of such Beneficiary's estate. Any designation of a Beneficiary by name that is accompanied by a description of relationship or only by statement of relationship to the Participant will be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

      (B) Notwithstanding Subsection (A), no designation of a Beneficiary other than the Participant's spouse will be effective unless such spouse consents to the designation. Any such consent will be effective only with respect to the Beneficiary or class of Beneficiaries so designated and only with respect to the spouse who so consented.

8.3 ASSIGNMENT, ALIENATION OF BENEFITS. (A) Except as required under a qualified domestic relations order or by the terms of any loan from the Trust, no benefit under the Plan may in any manner be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to do so will be void. No benefit under the Plan may in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

      (B) To the extent provided in a qualified domestic relations order, distribution of benefits assigned to an alternate payee by such order may be distributed to the alternate payee prior to the Participant's earliest retirement age in the form of a lump sum payment. The terms "qualified domestic relations order," "alternate payee" and "earliest retirement age" have the meanings given in Code section 414(p).

8.4 PAYMENT IN EVENT OF INCAPACITY. If any person entitled to receive any payment under the Plan is physically, mentally or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for such person, the Administrator in his or her discretion may (but is not required to) cause any sum otherwise payable to such person to be paid to any one or more as may be chosen by the Administrator from the following: the Beneficiaries, if any, designated by such person, the institution maintaining such person, a custodian for such person under the Uniform Transfers to Minors Act of any state or such person's spouse, children, parents or other relatives by blood or marriage. Any such payment completely discharges all liability under the Plan to the extent of the payment.

8.5 PAYMENT SATISFIES CLAIMS. Any payment to or for the benefit of any Participant, legal representative or Beneficiary in accordance with the provisions of the Plan will, to the extent of such payment, be in full satisfaction of all claims against the Trustee, the Administrator and all Affiliated Organizations, any of whom may require the payee to execute a receipted release as a condition precedent to such payment.

8.6 DISPOSITION IF DISTRIBUTEE CANNOT BE LOCATED. If the Administrator is unable to locate a Participant or Beneficiary to whom a distribution is due, the Participant's Accounts will continue to be held in the Fund until such time as the Administrator has located the Participant or Beneficiary or the Participant or Beneficiary makes a proper claim for the benefit, as the case may be; provided, that, any Accounts not claimed within the period prescribed by applicable escheat laws will be paid to such governmental authorities, in such manner, as is specified in such laws.

8.7  DIRECT ROLLOVERS.  To the extent a distribution after December 31,
1992, is an "eligible rollover distribution," within the meaning of Code section 402(c)(4), the Administrator will, if so instructed by the distributee in accordance with Plan Rules, direct the Trustee to make the distribution to an "eligible retirement plan," within the meaning of Code section 402(c)(8). The foregoing provision will not apply (a) if the aggregate taxable distributions to be made to the distributee during the calendar year are less than $200, or (b) if less than the entire taxable amount of the distribution is to be distributed to the eligible retirement plan, and the amount to be distributed to the eligible retirement plan is less than $500.

                                  ARTICLE IX
                          CONTRIBUTION LIMITATIONS

9.1 AGGREGATE DEFINED CONTRIBUTION LIMITATIONS. (A) Notwithstanding any contrary provisions of this Plan, there will not be allocated to any Participant's Profit Sharing Account for a Plan Year any amount that would cause the aggregate "annual additions," with respect to the Participant for the Plan Year to exceed the lesser of:

            (1) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins); and

            (2) 25 percent of the Participant's Section 415 Wages for the Plan Year.

      (B) For purposes of Subsection (A), the "annual additions" with respect to a Participant for a Plan Year are the sum of -

            (1) the aggregate amount of Profit Sharing Contributions and forfeitures allocated to the Participant's Accounts under the Plan for the Plan Year and employer contributions, employee contributions and forfeitures allocated to the Participant's accounts under the BMC Industries, Inc. Savings Plan, or any other qualified defined contribution plan maintained by any Affiliated Organization for the Plan Year; plus

            (2) the amount, if any, attributable to post-retirement medical benefits that is allocated to a separate account for the Participant as a "key employee" (as defined in Section 14.3(C)), to the extent required under Code section 419A(d)(1).

      (C)  If the Administrator determines that the limitation under Subsection
(A) may otherwise be exceeded for a Plan Year, following any adjustments under the corresponding provisions of the BMC Industries, Inc. Savings Plan, to the extent necessary to prevent such excess from occurring, the amount of the Profit Sharing Contribution that would otherwise be allocated to the Participant's Profit Sharing Account pursuant to Section 3.3 will be reduced and the Participating Employer's contribution for the Plan Year will be reduced by the same amount.

9.2 AGGREGATE DEFINED CONTRIBUTION/DEFINED BENEFIT LIMITATIONS. (A) In no event will the amount of a Participant's annual additions under the Plan exceed an amount that would cause the decimal equivalent of the sum of the "defined benefit fraction" plus the "defined contribution fraction" to exceed one.

      (B) The "defined benefit fraction" is a fraction, the numerator of which is the Participant's aggregate projected annual benefit under all qualified defined benefit pension plans maintained by any Affiliated Organization (determined as of the end of the Plan Year), and the denominator of which is the lesser of:

            (1) 125 percent of the maximum dollar benefit limitation in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins; and

            (2) 140 percent of the average Section 415 Wages of the Participant during the three consecutive Plan Years during which he or she was a Participant in any such defined benefit pension plan that produce the highest average.

      (C) The "defined contribution fraction" is a fraction, the numerator of which is the sum of the annual additions with respect to the Participant for the Plan Year under this Plan and any other qualified defined contribution plans maintained by an Affiliated Organization, determined in the manner described in
Section 9.6, and the denominator of which is the aggregate of the lesser of:

            (1) 125 percent of the maximum annual addition dollar limit in effect under Code section 415(c)(1)(A) for the calendar year during which the Plan Year in question begins; and

            (2) 140 percent of 25 percent of the Participant's Section 415 Wages for the Plan Year,

applied for all years during which the Participant was an Employee, without regard to whether there was a qualified defined contribution plan in effect during all such years.

      (D) If the annual additions that would otherwise be made with respect to a Participant for a Plan Year would cause the limitation of Subsection (A) to be exceeded, the Participant's benefit under one or more qualified defined benefit pension plans maintained by an Affiliated Organization will, to the extent provided in such plans, be reduced to the extent necessary to prevent such excess from occurring, and, if a sufficient reduction cannot be made under such plans, the provisions of Section 9.1(C) will be applied to reduce the amount of the annual additions to the Participant's Accounts for such Plan Year to the extent necessary to prevent such excess.

9.3 ADMINISTRATOR'S DISCRETION. Notwithstanding the foregoing provisions of this article, the Administrator may, in his or her discretion, apply the provisions of Sections 9.1 and 9.2 in any manner permitted by Treasury Regulations that will cause the Plan to satisfy the limitations of the Code incorporated in such sections, and the Administrator's good faith application of Treasury Regulations will be binding on all Participants and Beneficiaries.

                                  ARTICLE X
                                SERVICE RULES

10.1  COMPUTATION PERIOD.  The "Computation Period" is -

            (a) for the purpose of determining whether an Employee has satisfied the eligibility service requirement described in Section 2.1(A)(2), the 12-month period commencing with the date on which he or she first completes an Hour of Actual Service and, thereafter, Plan Years, commencing with the Plan Year that includes the first anniversary of such date; and

            (b) for the purpose of determining the extent of an Employee's Vesting Service, Plan Years.

If an Employee who terminates employment before satisfying the eligibility service requirement described in Section 2.1(A)(2) again becomes an Employee after the end of the Computation Period of the type specified in clause (a) during which he or she terminated employment, his or her previous service will be disregarded in determining his or her new Computation Period pursuant to clause (a).

10.2  VESTING SERVICE.  The term "Vesting Service" with respect to an
Employee means, except as otherwise provided in Section 10.5, the sum of (a) the aggregate number of Computation Periods of the type specified at clause (b) of
Section 10.1 during each of which the Employee completes at least 1000 Hours of Service, plus (b) to the extent not included as Vesting Service under clause
(a), the aggregate number of years of continuous service, if any, credited to an Employee under the Camelot Industries Corporation Vision-Ease Division Profit Sharing Plan as of December 31, 1988, plus (c) to the extent not included as Vesting Service under clause (a), the aggregate number of years of continuous service, if any, credited to an Employee pursuant to any of the following terminated defined benefit plans in which he or she participated as of May 31, 1985: BMC Industries Retirement Plan; Camelot Industries Corporation Retirement Plan For Salaried Employees; Salaried Employees' Retirement Plan of Advanced Controls, Inc; and, Integrated Microcircuits, Inc. Retirement Plan For Certain Salaried Employees.

10.3 HOUR OF SERVICE. (A) Subject to the remaining subsections of this section, the term "Hour of Service," with respect to an Employee, includes and is limited to -

            (1) each "Hour of Actual Service," which is an hour for which the Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Organization;

            (2) each hour for which the Employee is paid, or entitled to payment, by an Affiliated Organization on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness (including disability), layoff, jury duty, military duty or leave of absence;

            (3) each hour for which the Employee is not paid or entitled to payment but which is required by federal law to be credited to the Employee; and

            (4) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Organization; provided, first, that Hours of Service taken into account under clause (1) or (2) will not also be taken into account under this clause (4); and second, that Hours of Service taken into account under this clause (4) that relate to periods specified in clause (2) will be subject to the rules under Subsection (B).

      (B) The following rules will apply for purposes of determining the Hours of Service completed by an Employee under Subsection (A)(2):

            (1) No more than 501 hours will be credited to the Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period).

            (2) No more than the number of hours regularly scheduled for the performance of duties for the period during which no duties are performed will be credited to the Employee for such period.

            (3) The Employee will not be credited with hours for which payments are made or due under a plan maintained solely for the purpose of complying with workers' compensation, unemployment compensation or disability insurance laws, or for which payments are made solely to reimburse medical or medically related expenses.

            (4) A payment will be deemed to be made by or due from an Affiliated Organization, regardless of whether such payment is made by or due from the Affiliated Organization directly or indirectly through a trust fund or insurer to which the Affiliated Organization contributes or pays premiums.

            (5) If the payment made or due is calculated on the basis of units of time, the number of Hours of Service to be credited will be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; provided, that, if such a payment is made to an Employee described in Subsection (D)(1), the number of Hours of Service to be credited will be the number of equivalent hours determined under Subsection (D)(1) that are included in the units of time on the basis of which the payment is calculated.

            (6) If the payment made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited will be equal to the amount of the payment, divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed.

      (C)   Hours of Service will be credited -

            (1)   in the case of Hours of Service described in Subsection
      (A)(1), to the Computation Period in which the duties are performed;

            (2)   in the case of Hours of Service described in Subsection
      (A)(2), to the Computation Period or Periods in which the period during which no duties are performed occurs; provided, that, if the payment is not calculated on the basis of units of time, the

      Hours of Service will not be allocated between more than the first two Computation Periods of such period;

            (3)   in the case of Hours of Service described in Subsection
      (A)(3), to the Computation Period or Periods determined by the Administrator in accordance with the applicable federal law; and

            (4)   in the case of Hours of Service described in Subsection
      (A)(4), to the Computation Period or Periods to which the award or agreement for back pay pertains.

      (D) For purposes of determining the number of Hours of Service completed by an Employee during a particular period of time -

            (1) an Employee who is not subject to the overtime provisions of the Fair Labor Standards Act of 1938, as from time to time amended, will be credited with 45 Hours of Service for each seven consecutive days, or fraction thereof, during which he or she completes at least one Hour of Service;

            (2) each other Employee will be credited with the number of Hours of Service that he or she completes during such period.

      (E) Notwithstanding the foregoing provisions of this section, an individual will be credited with the number of Hours of Service he or she completes, determined in the manner specified in Subsections (A) through (E),

            (1) while, although not an Employee, he or she is considered to be a "leased employee" of an Affiliated Organization or of a "related person" (within the meaning of Code sections 414(n)(2) and 144(a)(3)), respectively, and

            (2) with any other organization to the extent such Hours of Service are required to be taken into account pursuant to Treasury Regulations under Code section 414(o).

10.4 -- ONE-YEAR BREAK IN SERVICE. An Employee will incur a "One-Year Break in Service" if the Employee fails to complete more than 500 Hours of Service during a Computation Period; provided, that, for purposes only of determining whether an Employee has incurred such a One-Year Break in Service, in addition to Hours of Service credited under Section 10.4, there will be taken into account the number of Hours of Service that otherwise would have been credited to the Employee, or, if the number of such hours of service cannot be determined, eight hours of service for each day on which the Employee would have otherwise performed services for an Affiliated Organization, during an authorized leave of absence, while still employed with the Affiliated Organization, due to -

            (a)   the Employee's pregnancy,

            (b)   the birth of the Employee's child,

            (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

            (d) the Employee's caring for such child for a period beginning immediately following such birth or placement;

provided, first, that the total number of such additional Hours of Service taken into account by reason of any such absence will not exceed 501; second, that, if the Employee would be prevented from incurring a One-Year Break in Service for the Computation Period in which such absence commenced solely because the additional Hours of Service are so credited, such Hours of Service will be credited only to such Computation Period or, if a One-Year Break in Service for such Computation Period would not be so prevented, such additional Hours of Service will be credited to the Computation Period following the Computation Period during which such absence commenced; and third, that, notwithstanding the foregoing, no such additional Hours of Service will be credited unless the Employee furnishes to the Administrator, on a timely basis, such information as the Administrator reasonably requires in order to establish the number of days during which the Employee was absent for one of the reasons set forth at items
(a) through (d). In addition, an Employee will be credited with Hours of Service for the purpose of determining whether he or she has incurred a One-Year Break in Service to the extent required by the Family and Medical Leave Act of 1993.

10.5 LOSS OF SERVICE. If a Participant experiences at least five consecutive One-Year Breaks in Service with respect to his or her Vesting Service, then:

            (a) if the Participant had a vested interest in his or her Profit Sharing Account prior to the Breaks in Service,

                  (1) Vesting Service completed prior to such Breaks in Service will be taken into account in determining his or her vested interest in his or her Accounts attributable to contributions made for periods after the Breaks in Service but only if the Employee completes one year of Vesting Service following such breaks in service, and

                  (2) the extent of the Employee's vested interest in his or her Accounts as determined under Section 7.1 prior to the Breaks in Service will not be increased by Vesting Service completed following the Breaks in Service; or

            (b) if the Participant had no vested interest in his or her Profit Sharing Account prior to the Breaks in Service, the Participant's Vesting Service completed prior to the Breaks in Service will not be taken into account for any purpose under the Plan.

10.6 PRE-ACQUISITION SERVICE. Service with an Affiliated Organization prior to the date on which it became an Affiliated Organization (or, with another entity prior to the acquisition of such entity's business or assets by an Affiliated Organization) will be taken into account under this Plan only if, to the extent and for the purposes, provided in any agreement pursuant to which it became an Affiliated Organization (or such business or assets were acquired) or as provided by resolution of the Company's Board. If such Hours of Service are to be taken into account, unless otherwise specifically provided in such agreement or resolution, such Hours of Service will be determined in accordance with the provisions of this article. If less than the entire period of employment with an Affiliated Organization prior to its becoming such (or with another entity prior to the acquisition of its business or assets) is to be taken into account, the extent to which such period of employment is to be taken into account will be specified in an exhibit to the Plan.

                                 ARTICLE XI
                     ADOPTION, AMENDMENT AND TERMINATION

11.1 ADOPTION BY AFFILIATED ORGANIZATIONS. An Affiliated Organization may adopt this Plan and become a Participating Employer with the prior approval of the Committee by furnishing to the Administrator a certified copy of a resolution of its Board adopting the Plan. Any adoption of the Plan by an Affiliated Organization, however, must either be authorized by the Company's Board in advance or be ratified by such Board prior to the end of the fiscal year of such Affiliated Organization in which it adopts the Plan.

11.2 AUTHORITY TO AMEND AND PROCEDURE. (A) The Company reserves the right to amend the Plan at any time, to any extent that it may deem advisable. Each amendment will be stated in a written instrument, approved in advance or ratified by the Company's Board and executed in the name of the Company by its President or Vice President or its Director of Compensation and Benefits and attested by the Secretary or Assistant Secretary. On and after the effective date of the amendment, all interested parties will be bound by the amendment; provided, first, that no amendment will increase the duties or liabilities of the Trustee without its written consent; and, second, that no amendment will have any retroactive effect so as to deprive any Participant, or any Beneficiary of a deceased Participant, of any benefit already accrued or vested or of any option with respect to the form of such benefit that is protected by Code section 411(d)(6), except that any amendment that is required to conform the Plan with government regulations so as to qualify the Trust for income tax exemption may be made retroactively to the Effective Date of the Plan or to any later date.

      (B) If the schedule for determining the extent to which benefits under the Plan are vested is changed, each Participant with at least three years of Vesting Service may elect to have his or her vested benefits determined without regard to such change by giving written notice of such election to the Administrator within the period beginning on the date such change was adopted (or the Plan's top heavy status changed) and ending 60 days after the latest of
(1) the date such change is adopted, (2) the date such change becomes effective or (3) the date the Participant is issued notice of such change by the Administrator or the Trustee. Except as otherwise provided in an amendment permitted by Treasury Regulations, if an optional form of benefit payment protected under Code section 411(d)(6) is eliminated, each Participant may elect to have that portion of the value of his or her Accounts that was accrued as of the date of such elimination, distributed in the optional form of benefit payment that was eliminated.

      (C) The provisions of the Plan in effect at the termination of a Participant's employment will, except as specifically provided otherwise by a subsequent amendment, continue to apply to such Participant.

11.3 AUTHORITY TO TERMINATE AND PROCEDURE. The Company expects to continue the Plan indefinitely but reserves the right to terminate the Plan in its entirety at any time. Each Participating Employer expects to continue its participation in the Plan indefinitely but reserves the right to cease its participation in the Plan at any time. The Plan will terminate in its entirety as of the date specified by the Company in a written instrument adopted and executed in the manner of an amendment. The Plan will terminate with respect to a particular Participating Employer as of a date specified in a written instrument approved in advance or ratified by the Participating Employer's Board and executed in the name of the Participating Employer by two officers.

11.4 VESTING UPON TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. Upon termination of the Plan or upon the complete discontinuance of contributions by all Participating Employers, to the extent required by Code section 411(d)(3) and Treasury Regulations thereunder, the Accounts of each affected Participant will, to the extent funded, vest in full. Upon a partial termination of the Plan, the Accounts of each Participant as to whom the Plan has been partially terminated will, to the extent funded, vest in full.

11.5 DISTRIBUTION FOLLOWING TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. After termination or partial termination of the Plan or the complete discontinuance of contributions under the Plan, the Trustee will continue to hold and distribute the Fund at the times and in the manner provided by Article VIII as if such event had not occurred or, if the Administrator so directs in accordance with Treasury Regulations, will distribute to each Participant the entire balance of his or her Accounts.

                                 ARTICLE XII
               DEFINITIONS, CONSTRUCTION AND INTERPRETATIONS

The definitions and the rules of construction and interpretations set forth in this article will be applied in construing this instrument unless the context otherwise indicates.

12.1 ACCOUNT. An "Account" with respect to a Participant is any or all of the accounts maintained on his or her behalf pursuant to Section 4.1, as the context requires.

12.2 ACTIVE PARTICIPANT. An "Active Participant" is a Participant who is a Qualified Employee.

12.3 ADMINISTRATOR. The "Administrator" of the Plan is the Committee person performing administrative functions pursuant to Section 13.3.

12.4 AFFILIATED ORGANIZATION. An "Affiliated Organization" is the Company and:

            (a) any corporation that is a member of a controlled group of corporations (within the meaning of Code section 1563(a) without regard to Code sections 1563(a)(4) and 1563(e)(3)(C)) that includes the Company;

            (b) any trade or business (whether or not incorporated) that is controlled (within the meaning of Code section 414(c)) by the Company;

            (c) any member of an "affiliated service group" (within the meaning of Code section 414(m)) of which the Company is a member; or

            (d) any other organization that, together with the Company, is treated as a single employer pursuant to Code section 414(o) and Treasury Regulations;

provided, that, for purposes of applying the limitations set forth at Sections
9.1 and 9.2 of the Plan, Code section 1563(a) will be applied by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" wherever it appears.

12.5 BOARD. The "Board" is the board of directors of the Affiliated Organization in question. When the Plan provides for an action to be taken by the Board, the action may be taken by any committee or individual authorized to take such action pursuant to a proper delegation by the board of directors in question.

12.6 BENEFICIARY. A "Beneficiary" is a person designated or otherwise determined under the provisions of Section 8.2 as the distributee of benefits payable after the death of a Participant. A person designated as, or otherwise determined to be, a Beneficiary under the terms of the Plan has no interest in or rights under the Plan until the Participant in question has died. A Beneficiary will cease to be such on the day on which all benefits to which he or she is entitled under the Plan have been distributed.

12.7  CODE.  The "Code" is the Internal Revenue Code of 1986, as amended.
Any reference to a specific provision of the Code includes a reference to such provision as it may be amended from time to time and to any successor provision.

12.8 COMMITTEE. The "Committee" is the Administrative Committee described in Article XIII.

12.9 COMPANY. The "Company" is BMC Industries, Inc., any successor which will maintain this Plan and any predecessor that has maintained this Plan.

12.10 COMPENSATION. (A) The "Compensation" of a Participant from a Participating Employer for any Plan Year is, for non-sales personnel, the Participant's annual base salary paid by the Participating Employer, including shift premium, increased by amounts paid to the Participant for time in excess of straight time but disregarding the portion of such amounts, if any, representing a premium over straight time rates, and for sales personnel, the greater of (1) the Participant's annual base salary paid by the Participating Employer or (2) the lesser of (a) the Participant's annual base salary plus commissions paid by the Participating Employer or (b) Sixty Thousand Dollars; provided, that in no event will severance pay of any kind or nature be taken into account as Compensation.

      (B) Notwithstanding Subsection (A), in no event will a Participant's Compensation for any Plan Year be taken into account to the extent it exceeds $150,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 401(a)(17) for the calendar year during which the Plan Year in question begins).

      (C) In the case of a Participant who is a Highly Compensated Employee described in clause (1) of Section 12.17(A), or of a Highly Compensated Employee described in clause (2) or (3) of Section 12.17(A) whose "includable compensation" (as defined in Section 12.17(B)(2)) for the Plan Year is not less than the includable compensation of at least ten other Highly Compensated Employees, the limitation set forth in Subsection (B) will be applied to the Participant, the Participant's spouse and the Participant's lineal descendants who have not attained age 19 prior to the end of the Plan Year in question as if they were a single Participant. If the deemed single Participant has Compensation in excess of the limitation in effect for a Plan Year, the limitation will be prorated among each individual who is deemed to be a single Participant in proportion to his or her Compensation for the Plan Year (without regard to Subsection (B) and this subsection).

12.11 DISABLED. A Participant will be considered to be "Disabled" only if he or she has been determined to be eligible to receive benefits under the Company's Long Term Disability Income Protection Plan or any successor thereto.

12.12 EMPLOYEE. An "Employee" is an individual who performs services for an Affiliated Organization as a common-law employee of the Affiliated Organization.

12.13 EXCESS COMPENSATION. "Excess Compensation" of a Participant from a Participating Employer for a Plan Year means the portion of his or her Compensation from the Participating Employer for the Plan Year, if any, in excess of the contribution and benefit base in effect at the beginning of the Plan Year under section 230 of the Social Security Act.

12.14 FUND. The "Fund" is the total of all of the assets of every kind and nature, both principal and income, held in the Trust at any particular time or, if the context so requires, one or more of the investment funds described in
Section 5.1.

12.15 GOVERNING LAW. To the extent that state law is not preempted by provisions of the Employee Retirement Income Security Act of 1974, as amended, or any other laws of the United

States, this Plan will be administered, construed, and enforced according to the internal, substantive laws of the State of Minnesota, without regard to its conflict of laws rules.

12.16 HEADINGS. The headings of articles and sections are included solely for convenience. If there is a conflict between the headings and the text, the text will control.

12.17 HIGHLY COMPENSATED EMPLOYEE. (A) A "Highly Compensated Employee" for any Plan Year is any employee who -

            (1) at any time during such Plan Year or the preceding Plan Year, owns or owned (or is considered as owning or having owned within the meaning of Code section 318) more than five percent of the outstanding stock of an Affiliated Organization or stock possessing more than five percent of the total combined voting power of all outstanding stock of an Affiliated Organization, or

            (2)   during the Plan Year preceding such Plan Year -

                  (a) received includable compensation in excess of $75,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(B) for the calendar year during which the Plan Year in question begins), or

                  (b) received includable compensation in excess of $50,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(C) for the calendar year during which the Plan Year in question begins) and whose includable compensation exceeded the includable compensation of at least 80 percent of all employees, excluding, for purposes of determining the number of employees in such group but not for purposes of determining the specific employees comprising the group, all employees who

                        (i) have completed less than six months of service with the Affiliated Organizations,

                        (ii) normally work fewer than 17-1/2 hours per week for the Affiliated Organizations,

                        (iii) normally work for the Affiliated Organizations
                  during not more than six months during any calendar year, or

                        (iv)  have not attained age 21, or

                  (c) was at any time an officer of an Affiliated Organization (an administrative executive in regular and continued service with the Affiliated Organization) and received includable compensation in excess of 50 percent of the amount in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins, but in no case will there be taken into account more than the lesser of (i) 50 employees, or (ii) the greater of three employees or ten percent of the aggregate number of employees, excluding, for purposes of determining the number of such officers, any employees that are excluded pursuant to clause (b); or, if no officer received includable compensation in excess of such amount, the officer with the highest includable compensation for the Plan Year, or

            (3) during such Plan Year, is described in items (a), (b) or (c) of clause (2) and received compensation in an amount that is not less than the amount of includable compensation received by at least 100 other employees.

      (B)   For purposes of this section,

            (1)   an "employee" is any individual who is not described in clause
      (b) of Section 12.27 and who, during the Plan Year for which the determination is being made, performs services for an Affiliated Organization as

                  (a)   a common law employee,

                  (b)   an employee pursuant to Code section 401(c)(1), or

                  (c) a leased employee who is treated as an employee of an Affiliated Organization pursuant to Code section 414(n)(2) or 414(o)(2), and

            (2)   "includable compensation" for any period means an employee's
      Section 415 Wages for the period increased by the amount of any reductions to the employee's compensation for the period in connection with an election by the employee made pursuant to a plan maintained by an Affiliated Organization under Code section 125 or 401(k).

12.18 NORMAL RETIREMENT DATE. The "Normal Retirement Date" of a Participant is the last day of the Plan Year in which he or she attains age 65.

12.19 NUMBER AND GENDER. Wherever appropriate, the singular number may be read as the plural, the plural may be read as the singular, and the masculine gender may be read as the feminine gender.

12.20 PARTICIPANT. A "Participant" is a current or former Qualified Employee who has entered the Plan pursuant to the provisions of Article II and has not ceased to be a Participant pursuant to Section 2.6.

12.21 PARTICIPATING BUSINESS UNIT. A "Participating Business Unit" is a division, work location or other operational unit of a Participating Employer, the eligible employees of which have been designated by the Participating Employer to participate in the Plan, as communicated in writing to the Company by the Participating Employer's Board.

12.22 PARTICIPATING EMPLOYER. A "Participating Employer" is the Company and any other Affiliated Organization that has adopted the Plan, or all of them collectively, as the context requires, and their respective successors. An Affiliated Organization will cease to be a Participating Employer upon a termination of the Plan as to its Employees or upon its ceasing to be an Affiliated Organization.

12.23 PLAN. The "Plan" is that set forth in this instrument, as amended from time to time.

12.24 PLAN RULE. A "Plan Rule" is a rule, policy, practice or procedure adopted by the Administrator or the Committee.

12.25 PLAN YEAR.  A "Plan Year" is the calendar year.

12.26 PROFIT SHARING ACCOUNT. The "Profit Sharing Account" is the Account established pursuant to Section 4.1(a).

12.27 QUALIFIED EMPLOYEE. A "Qualified Employee" is an Employee who is classified by a Participating Employer as a common-law employee of the Participating Employer and who is a part of a Participating Business Unit together with any person who is a United States citizen and who is employed as a common-law employee by a foreign subsidiary of a Participating Employer, with respect to which subsidiary such Participating Employer has entered into an agreement under Code section 3121(1), but only if contributions under a funded plan of deferred compensation, which is sponsored by such foreign subsidiary or a Participating Employer, are not provided for such person with respect to remuneration paid to him by such foreign subsidiary, provided that such person is employed at a facility, or within a division or business unit, the eligible employees of which have been designated by the Participating Employer to participate in the Plan. In no event, however, will the term Qualified Employee include any such person who is -

            (a) covered by a collective bargaining agreement, for whom retirement benefits were the subject of good faith bargaining between such person's representative and the Participating Employer, and who is not, as a result of such bargaining, specifically covered by this Plan; or

            (b) a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from a Participating Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)).

12.28 ROLLOVER ACCOUNT. The "Rollover Account" is the account established pursuant to Section 4.1(b).

12.29 SECTION 415 WAGES. (A) An individual's "Section 415 Wages" for any period is the sum of his or her remuneration for the period from all Affiliated Organizations that constitutes "compensation" within the meaning of Code section 415(c)(3) and Treasury Regulations thereunder.

      (B) Notwithstanding Subsection (A), the Administrator may, in his or her discretion, for any Plan Year, determine the items of remuneration that, in accordance with Treasury Regulations, will be included in Section 415 Wages for such Plan Year; provided that for each purpose under this Plan, the Administrator's determination will be uniform throughout any Plan Year.

      (C) Section 415 Wages will not include the amount by which a Participant's wages or salary is reduced under Code section 125 or 401(k).

12.30 SPOUSAL CONSENT. Whenever the consent of a Participant's spouse is required with respect to any act of the Participant, such consent will be deemed to have been obtained only if:

            (a) the Participant's spouse executes a written consent to such act, which consent acknowledges the effect of such act and is witnessed by a Plan representative or a notary public; or

            (b) the Administrator determines that no such consent can be obtained because the Participant has no spouse, because the Participant's spouse cannot be located, or because of such other circumstances as may, under Treasury Regulations, justify the lack of such consent.

Any such consent by the Participant's spouse or such determination by the Administrator that such spouse's consent is not required is effective only with respect to the particular spouse of the Participant who so consented or with respect to whom such determination was made. Any such consent by the Participant's spouse to an act of the Participant under the Plan is irrevocable with respect to that act.

12.31 TERMINATION OF EMPLOYMENT. For purposes of determining entitlement to a distribution under this Plan, a Participant will be deemed to have terminated employment only if he or she has completely severed his or her employment relationship with all Affiliated Organizations or become Disabled. Neither transfer of employment among Affiliated Organizations nor absence from active service by reason of disability leave, other than in connection with a Participant becoming Disabled, or any other leave of absence will constitute a termination of employment.

12.32 TREASURY REGULATIONS. "Treasury Regulations" mean regulations, rulings, notices and other promulgations issued under the authority of the Secretary of the Treasury that apply to, or may be relied upon in the administration of, this Plan.

12.33 TRUST. The "Trust" is that created pursuant to and evidenced by that certain Master Trust Agreement, dated July 1, 1984, between the Company, as grantor, and Wachovia Bank and Trust Company, N.A., as trustee, and may be referred to as the "BMC Industries, Inc. Profit Sharing Trust."

12.34 TRUSTEE. The "Trustee" is the corporation and/or individual or individuals who from time to time is or are the duly appointed and acting trustee or trustees of the Trust.

12.35 VALUATION DATE. A "Valuation Date" is June 30 and December 31 of each Plan Year and such interim dates as the Administrator may from time to time specify pursuant to Section 4.2(B).

                                 ARTICLE XIII
                           ADMINISTRATION OF PLAN

13.1 NAMED FIDUCIARY. The Company is the "named fiduciary" of the Plan for purposes of the Employee Retirement Income Security Act of 1974, as amended.

13.2 COMMITTEE. (A) The general administration of the Plan on behalf of the Company and the duty to carry out its provisions is vested in a Committee composed of not fewer than three members. One member of the Committee will be the head of the Company's human resources function, a second member of the Committee will be the head of the Company's financial function and a third member of the Committee will be the head of the Company's treasury function. Additional members may be appointed to the Committee by the Company's Board to serve at its pleasure. Each such additional member will file written acceptance of his or her appointment with such Board. A Committee member may resign by delivering his or her written resignation to such Board; and any Committee member, other than the heads of the Company's human resources, financial and treasury functions, may be removed, with or without cause, by resolution of such Board and the delivery of written notice of such removal to the removed member. Any such resignation or removal will be effective upon delivery of the written resignation or notice of removal, as the case may be, or upon any later date specified therein. Vacancies created by any such resignation or removal will be filled by appointment by such Board; provided, that, subject to there being at least three persons serving as Committee members at all times, the Board need not fill any vacancy so created.

      (B) In addition to its general duties and power of administration of the Plan, the Committee has authority and discretion with respect to -

            (1) The selection, designation and removal of the Administrator, the Trustee and any investment managers of the Fund;

            (2) The direction of investments of assets comprising the Fund in insurance-company issued deposit administration or similar group annuity contract or contracts; and

            (3)   In case of any investment fund maintained pursuant to Section
      5.1 the assets of which are primarily invested in one or more insurance company issued deposit administration or group annuity contracts, to determine, from time to time, the portion of such investment fund, if any, that will not be invested in such insurance-company issued contracts and to direct the Trustee as to the specific investments or types of investments with respect to such portion of such investment fund; provided, that nothing contained in this clause (3) requires the Committee to exercise such authority and discretion or limits the authority and discretion of the Committee to delegate any such duties to the Administrator, the Trustee or any investment manager.

      (C) At least annually, the Committee will determine the Plan's funding policy and short- and long-run financial needs and communicate the same to the Trustee and any investment manager of the Fund.

      (D) The Committee will perform its duties hereunder in accordance with the following procedures:

            (1) The head of the Company's human resources function will act as the chair of the Committee and will preside over the Committee's meetings;

            (2) The Committee will designate the head of the Company's human resources function, or such other person as it may determine, to serve as Administrator pursuant to Section 13.3, as it may specify in writing to such head of the Company's human resources function or other person, and may from time to time revoke such designation and designate another person to serve as Administrator. Each such designation must be in writing, and a copy thereof must be furnished to the Administrator and the Trustee.
      The Administrator must file a written acceptance with the Committee. Such Administrator's duty hereunder will terminate upon revocation of such designation by the Committee or upon resignation as Administrator by the person so designated. Such revocation or resignation must be in writing and will be effective upon delivery thereof to the Administrator or the Committee as the case may be, and in either case to the Trustee;

            (3) The Committee will appoint a secretary who may, but need not, be a member of the Committee, and who will keep minutes of the Committee's meetings and perform such other duties as may be specified from time to time by the Committee;

            (4) The Committee may appoint such subcommittees with such duties and powers as it may specify, and it may delegate administrative powers to one or more of its members or to such other person or entity as it may designate;

            (5) The Committee will meet at such times and places and upon such notice as its members may determine from time to time. A majority of the current membership of the Committee will constitute a quorum for the transaction of business, and all acts of the Committee at any meeting will require, for their validity, the affirmative vote of a majority of the current membership of the Committee;

            (6) The Committee may adopt bylaws for the conduct of its business, provided such bylaws are not inconsistent with the provisions of this article;

            (7) No member of the Committee may vote with respect to a decision of the Committee relating solely to his or her own participation under the Plan.

13.3 ADMINISTRATOR. (A) The Administrator designated by the Committee will perform the following administrative duties:

            (1) the determination of initial and continuing eligibility of Employees to participate in the Plan and enrollment of Participants in the Plan;

            (2) the determination of Participants' entitlement to, and the amount of benefit contributions under the Plan;

            (3)   the processing of Participants' Beneficiary designations;

            (4) the review of claims made pursuant to the Plan's benefit claim procedure;

            (5) the computation of the amount of each Participant's benefit account balances;

            (6) the authorization of disbursements from the Fund in the form of withdrawals and distributions;

            (7) the preparation, distribution to Participants and filing with appropriate governmental agencies of such reports, disclosures and forms as are required by law, and retention of copies thereof in the Administrator's files; and

            (8) such other duties as specified in the Plan or as the Committee may delegate to the Administrator from time to time.

      (B) The Administrator may delegate such of his or her duties specified in Subsection (A) as he or she may specify in writing to such other person as he or she may designate and may from time to time revoke such authority and delegate it to another person. Each such delegation must be in writing, and a copy thereof must be furnished to the person to whom the duty is delegated. Such person must file a written acceptance with the Administrator. Such person's duty hereunder will terminate upon revocation of such authority by the Administrator or upon withdrawal of such acceptance by the person to whom the duty was delegated. Such revocation or withdrawal must be in writing, and will be effective upon delivery of a copy thereof to the person or entity to whom the duty was delegated or to the Administrator as the case may be.

13.4 COMPENSATION AND EXPENSES.   An Employee performing administrative
duties in connection with the Plan will receive no compensation from the Fund for such services, but may be reimbursed from the Fund for all sums reasonably and necessarily expended in the performance of such duties. The Administrator may retain such independent accounting, legal, clerical and other services as may reasonably be required in the administration of the Plan and may pay reasonable compensation from the Fund for such services. Any such reimbursement or compensation and all other costs of administering the Plan will, to the extent not paid by the Participating Employers, be paid by the Trustee from the Fund upon statements issued by the Administrator.

13.5 PLAN RULES. The Committee and the Administrator each have the discretionary power and authority to make such Plan Rules as the Committee or Administrator deem to be necessary or appropriate to perform their respective duties in connection with the administration of the Plan and to modify or rescind any such Plan Rules. Plan Rules will be uniform and nondiscriminatory with respect to any similarly situated persons.

13.6 ADMINISTRATOR'S DISCRETION. To the extent applicable to their respective administrative duties, the Committee and the Administrator each have the discretionary power and authority to make all determinations necessary or appropriate for the administration of the Plan, and to construe, interpret, apply and enforce the provisions of the Plan and Plan Rules, including the discretionary power and authority to remedy ambiguities, inconsistencies, omissions and erroneous Account balances. In the exercise of their discretionary powers, the Committee and the Administrator will treat all similarly situated persons uniformly.

13.7 INDEMNIFICATION. The Participating Employers jointly and severally agree to indemnify and hold harmless, to the extent permitted by law, each director, officer, and employee of any Affiliated Organization against any and all liabilities, losses, costs and expenses (including legal fees) of every kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of such person's services in connection with the Plan, but only if such person did not act dishonestly or in bad faith or in willful violation of the law or regulations under which such liability, loss, cost or expense arises. The Participating Employers have the right, but not the obligation, to select counsel and control the defense and settlement of any action for which a person may be entitled to indemnification under this provision.

13.8 BENEFIT CLAIM PROCEDURE. If a request for a benefit by a Participant or Beneficiary of a deceased Participant is denied in whole or in part, he or she may, within 30 days after receipt of notice of the denial, file with the Administrator a written claim objecting to the denial. Not later than 90 days after receipt of such claim, the Administrator will render a written decision on the claim to the claimant. If the claim is denied in whole or in part, such decision will include: the reasons for the denial; a reference to the Plan provision that is the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such information or material is necessary; and an explanation of the Plan's claim procedure. Not later than 60 days after receiving the Administrator's written decision, the claimant may file with the Administrator a written request for review of the Administrator's decision, and the claimant or the representative may thereafter review Plan documents that relate to the claim and submit written comments to the Administrator. Not later than 60 days after the Administrator's receipt of the request for review, the Administrator will render a written decision on the claim, which decision will include the specific reasons for the decision, including references to specific Plan provisions where appropriate. The 90- and 60-day periods during which the Administrator must respond to the claimant may be extended by up to an additional 90 or 60 days, respectively, if circumstances beyond the Administrator's control so require and if notice of such extension is given to the claimant.

13.9 CORRECTION OF ERRORS. If the Administrator determines that, by reason of administrative error or other cause attributable to a Participating Employer, the Account of any Participant has incurred a loss, the Administrator may enter into an agreement with such Participating Employer under which the Account is fully restored and may, upon such restoration, release the Participating Employer from further responsibility.

                                 ARTICLE XIV
                                MISCELLANEOUS

14.1 MERGER, CONSOLIDATION, TRANSFER OF ASSETS. If this Plan is merged or consolidated with, or its assets or liabilities are transferred to, any other plan, each Participant will be entitled to receive a benefit immediately after such merger, consolidation or transfer (if such other plan were then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

14.2 LIMITED REVERSION OF FUND. (A) Except as provided in Subsection (B), no corpus or income of the Trust will at any time revert to Participating Employer or be used other than for the exclusive benefit of Eligible Employees, Participants and Beneficiaries by paying benefits and, if applicable, administrative expenses of the Plan.

      (B)   Notwithstanding any contrary provision in the Plan,

            (1) All contributions made by a Participating Employer to the Trustee prior to the initial determination of the Internal Revenue Service as to qualification of the Plan under Section 401(a) of the Code and the tax exempt status of the Trust under Code section 501(a) will be repaid by the Trustee to such Participating Employer, upon the Participating Employer's written request, if the Internal Revenue Service rules that the Plan, as adopted by that Participating Employer, is not qualified or the Trust is not tax exempt; provided, that the Participating Employer requests such determination within a reasonable time after adoption of the Plan, and the repayment by the Trustee to such Participating Employer is made within one year after the date of denial of qualification of the Plan; and

            (2) To the extent a contribution is made by a Participating Employer by a mistake of fact or a deduction is disallowed a Participating Employer under Code section 404, the Trustee will repay the contribution to such Participating Employer upon the Participating Employer's written request; provided, that such repayment is made within one year after the mistaken payment is made or the deduction is disallowed, as the case may be. The amount returned to the Participating Employer will not include any investment gains or earnings but will be reduced by any investment losses. Each contribution to the Plan by a Participating Employer is expressly conditioned on such contribution's being fully deductible by the Participating Employer under Code section 404.

14.3 TOP-HEAVY PROVISIONS.  (A)  (1)  Notwithstanding the provisions of
      Article III, for any Plan Year during which the Plan is a top-heavy plan, the amount of contributions (excluding Pre-Tax Contributions) made and allocated for such Plan Year on behalf of each Active Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year, expressed as a percentage of the Participant's Section 415 Wages for the Plan Year, must be at least equal to the lesser of

                  (a)   three percent, or

                  (b) the largest percentage of such Section 415 Wages at which contributions (including pre-tax contributions) are made and allocated on behalf of any key employee for such Plan Year.

            (2) If, in addition to this Plan, an Affiliated Organization maintains another qualified defined contribution plan or one or more qualified defined benefit pension plans during a Plan Year, the provisions of clause (1) will be applied for such Plan Year -

                  (a) by taking into account the employer contributions (other than elective deferrals for a non-key employee) on behalf of the Participant under all such defined contribution plans;

                  (b) without regard to any Participant who is not a key employee and whose accrued benefit, expressed as a single life annuity, under a defined benefit pension plan maintained by the Affiliated Organization for such Plan Year is not less than the product of -

                        (i) the Participant's average Section 415 Wages for the period of consecutive years not exceeding the period of consecutive years (not exceeding five) when the Participant had the highest aggregate Section 415 Wages, disregarding years in which the Participant completed less than 1000 Hours of Service, multiplied by

                        (ii) the lesser of (A) two percent per year of service, disregarding years of service beginning after the close of the last Plan Year in which such defined benefit plan was a top heavy plan, or (B) 20 percent.

      (B) If the Plan is a top-heavy plan, a Participant's vested accrued benefit under the Plan derived from Participating Employer contributions shall be the greater of the vested accrued benefit attributable to such contributions determined under Section 7.1 or the vested accrued benefit determined under the following subsections:

            (1) Subject to the following subsections, the vested percentage applied to the Participant's Accounts attributable to Participating Employer contributions will be determined from the following table:

                   YEARS OF VESTING SERVICE          VESTED PERCENTAGE
                   ------------------------          -----------------
                   Less than Two Years                       0%
                   Two Years                                20%
                   Three Years                              40%
                   Four Years                               60%
                   Five or More Years                      100%


            (2) This section will not apply to a Participant who has no Years of Service after the Plan becomes a top-heavy plan.

            (3) If the Plan ceases to be a top-heavy plan and continues to be a non-top-heavy plan until the Participant's termination of employment, the Participant's Account attributable to Participating Employer contributions for purposes of this section will not include the portion of such Accounts attributable to Participating Employer contributions for periods after such cessation. However, for purposes of Section 7.1, the vesting schedule of the Plan will be deemed to have been amended effective as of the first day of the Plan Year following the last Plan Year for which the Plan was a top-heavy plan.

      (C)   For purposes of Subsection (A),

            (1)   (a)   The Plan will be a "top-heavy plan" for a particular
            Plan Year if, as of the last day of the initial Plan Year or, with respect to any other Plan Year, as of the last day of the preceding Plan Year, the aggregate of the Account balances of key employees is greater than 60 percent of the aggregate of the Account balances of all Participants.

                  (b) For purposes of calculating the aggregate Account balances for both key employees and employees who are not key employees:

                        (i) Any distributions made within the five-year period preceding the Plan Year for which the determination is being made, other than a distribution transferred or rolled over to a plan maintained by an Affiliated Organization, will be included;

                        (ii) Amounts transferred or rolled over from a plan not maintained by an Affiliated Organization at the initiation of the Participant will be excluded;

                      (iii) The Account balances of any key employee and any employee who is not a key employee who has not performed an Actual Hour of Service at any time during the five-year period ending on the date as of which the determination is being made will be excluded; and

                        (iv) The terms "key employee" and "employee" will include the Beneficiaries of such persons who have died.

            (2)   (a)   Notwithstanding the provisions of clause (1), this Plan
            will not be a top-heavy plan if it is part of either a "required aggregation group" or a "permissive aggregation group" and such aggregation group is not top-heavy. An aggregation group will be top-heavy if the sum of the present value of accrued benefits and account balances of key employees is more than 60 percent of the sum of the present value of accrued benefits and account balances for all Participants, such accrued benefits and account balances being calculated in each case in the same manner as set forth in clause
            (1).

                  (b) Each plan in a required aggregation group will be top-heavy if the group is top-heavy. No plan in a required aggregation group will be top-heavy if the group is not top-heavy.

                  (c) If a permissive aggregation group is top-heavy, only those plans that are part of an underlying top-heavy, required aggregation group will be top-heavy. No plan in a permissive aggregation group will be top-heavy if the group is not top-heavy.

            (3) The "required aggregation group" consists of (i) each plan of an Affiliated Organization in which a key employee participates, and (ii) each other plan of an Affiliated Organization that enables a plan in which a key employee participates to meet the nondiscrimination requirements of Code sections 401(a)(4) and 410.

            (4) A "permissive aggregation group" consists of those plans that are required to be aggregated and one or more plans (providing comparable benefits or contributions) that are not required to be aggregated, which, when taken together, satisfy the requirements of Code sections 401(a)(4) and 410.

            (5) For purposes of applying clauses (2), (3) and (4) of this Subsection (B), any qualified defined contribution plan maintained by an Affiliated Organization at any time within the five-year period preceding the Plan Year for which the determination being made which, as of the date of such determination, has been formally terminated, has ceased crediting service for benefit accruals and vesting and has been or is distributing all plan assets to participants or their beneficiaries, will be taken into account to the extent required or permitted under such clauses and under Code section 416.

      (D) A "key employee" is any individual who is or was employed with an Affiliated Organization and who, at any time during the Plan Year in question or any of the preceding four Plan Years is or was:

            (1) An officer of the Affiliated Organization (an administrative executive in regular and continued service with the Affiliated Organization) whose includable compensation for such Plan Year exceeds 50 percent of the amount in effect under Code section 415(b)(1)(A) for such Plan Year, but in no case will there be taken into account more than the lesser of (a) 50 individuals or (b) the greater of (i) three individuals or (ii) ten percent of the number of the Affiliated Organization employees, excluding for purposes of determining the number of such officers, any employees that are excluded pursuant to Section 12.17(A)(2)(b);

            (2) The owner of an interest in the Affiliated Organization, that is not less than the interest owned by at least ten other individuals employed with the Affiliated Organization; provided, that, such owner will not be a key employee solely by reason of such ownership for a Plan Year if he or she does not own more than one-half of one percent of the value of the outstanding interests of the Affiliated Organization or if the amount of his or her includable compensation for such Plan Year is less than the amount in effect under Code section 415(c)(1)(A) for such Plan Year;

            (3) The owner of more than five percent of the Affiliated Organization outstanding stock or more than five percent of the total combined voting power of the Affiliated Organization stock; or

            (4) The owner of more than one percent of the Affiliated Organization's outstanding stock or more than one percent of the total combined voting power of the Affiliated Organization's stock, whose includable compensation for such Plan Year exceeds $150,000.

For purposes of this Subsection (C), the term "includable compensation" has the same meaning as in Section 12.17(B)(2) and ownership of an Affiliated Organization stock will be determined in accordance with Code section 318; provided, that subparagraph 318(a)(2)(C) will be applied by substituting the phrase "5 percent" for the phrase "50 percent" wherever it appears in such Code section.

      (E) If an Affiliated Organization maintains a qualified defined contribution plan and a qualified defined pension plan, the limitation on combined contributions and accrued benefits will be adjusted by substituting "100 percent" for "125 percent" in the definitions of the defined benefit fraction and the defined contribution fraction in Section 9.7; provided, first, that this Subsection (D) will be applied prospectively only to prohibit additional contributions allocated, and forfeitures reallocated, to and defined benefit accruals for, a Participant and will not reduce any allocations or reallocations made to, or benefits accrued for, such Participant prior to the Plan Year for which it first becomes effective; and, second, that if the Plan would not be a top heavy plan if "90 percent" were substituted for "60 percent" in clause (1)(a) of Subsection (B), this Subsection (D) will not apply if -

            (1) the aggregate employer contribution (other than elective contributions) under all such qualified defined contribution plans on behalf of each Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year is not less than seven and one-half percent of his or her includable compensation for the Plan Year, or

            (2) the accrued benefit for each Participant under the qualified defined benefit pension plan is not less than the benefit described in Subsection (A)(2)(b), applied by substituting "3 percent" for "2 percent" in item (A) of clause (ii) and "30 percent" for "20 percent" in item (B) of clause (ii).

14.4 NO EMPLOYMENT RIGHTS CREATED. The establishment and maintenance of the Plan neither give any Employee a right to continuing employment nor limit the right of an Affiliated Organization to discharge or otherwise deal with the Employee without regard to the effect such action might have on his or her initial or continued participation in the Plan.

14.5 SPECIAL PROVISIONS. Special provisions of the Plan applicable only to certain Participants will be set forth on an exhibit to the Plan. In the event of a conflict between the terms of the exhibit and the terms of the Plan, the exhibit controls.



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



                                  APPENDIX A

                             BMC INDUSTRIES, INC.
                              PROFIT SHARING PLAN

VISION-EASE LENS DIVISION CONTRIBUTION CALCULATION FORMULA

I.    DEFINITIONS:

      1. "DCE" is division controllable earnings of the glass lens organization unit.

      2. "Floor contribution" is the contribution made pursuant to Section 3.1(A) with respect to Participants employed with the glass lens organization unit who are subject to Section 3.1(C).

      3. "Earnings threshold" is the minimum portion of DCE reserved for retained earnings and shall equal fifteen percent of the glass lens organization unit's sales.

      4. "Glass lens organization unit" consists of exempt and not-exempt Employees of the Vision-Ease Lens Participating Business Unit who are directly involved in production of glass lenses.

      5.    "Sales" are third party sales excluding intercompany sales.

Other capitalized terms shall have the meanings ascribed to them in the Plan.

II.   CALCULATION OF COMPANY CONTRIBUTION

      The formula used to calculate the contribution with respect to the glass lens organization unit is as follows:

      1.    DCE, less:

      2.    earnings threshold, times:

      3.    Forty percent, less"

      4.    floor contribution = Section 3.1(C) contribution.

III.  EMPLOYER CONTRIBUTION

The amount of the contribution for the glass lens organization unit will be the sum of (1) the floor contribution, plus (2) the Section 3.1(C) contribution calculated above except that in no event will the total contribution exceed fifteen percent of the aggregate Compensation of all Participants who share in the contribution pursuant to Section 3.1(C) for a given Plan Year. Notwithstanding anything herein to the contrary, for purposes of calculating any contributions under this Appendix A, all profits attributable to the Canadian operations of the Vision-Ease Lens Division Participating Business Unit will be excluded.

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